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                                                              EXHIBIT 10-1
                                   WICOR, INC.
                         1994 LONG-TERM PERFORMANCE PLAN
                             (as amended and restated)


Section 1. Purpose
	The purpose of the WICOR, Inc. 1994 Long-Term Performance Plan (the "Plan") is to enhance the ability of WICOR, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to attract, retain and motivate key salaried employees upon whom, in large measure, the sustained growth and profitability of the Company depend and to provide incentives to such key salaried employees which are more directly linked to the profitability of the Company's businesses and increases in shareholder value.

Section 2. Definitions
	As used in the Plan, the following terms shall have the respective meanings set forth below:
	(a)	"Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company.
	(b)	"Award" shall mean any Option, Stock Appreciation Right or
Restricted Stock granted under the Plan.
	(c)	"Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.
	(d)	"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.
	(e)	"Commission" shall mean the United States Securities and Exchange
Commission or any successor agency.
	(f)	"Committee" shall mean a committee of the Board of Directors of the
Company designated by such Board to administer the Plan and composed of not less than three directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3.
	(g)	"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.
	(h)	"Fair Market Value" shall mean, with respect to any property
(including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
	(i)	"Incentive Stock Option" shall mean an Option granted under
Section
6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.
	(j)	"Key Salaried Employee" shall mean any officer or other key
salaried
employee of the Company or of an Affiliate who is responsible for or contributes to the management, growth or profitability of the business of the
Company or any Affiliate as determined by the Committee
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	(k)	"Non-Qualified Stock Option" shall mean an Option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
	(l)	"Option" shall mean an Incentive Stock Option or a Non-Qualified
Stock Option
	(m)	"Participant" shall mean a Key Salaried Employee designated to be granted an Award under the Plan.
	(n)	"Person" shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.
	(o)	"Released Securities" shall mean Shares of Restricted Stock with respect to which all applicable restrictions have expired, lapsed, or been waived.
	(p)	"Restricted Securities" shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.
	(q)	"Restricted Stock" shall mean any Shares granted under Section
6(c)of the Plan.
	(r)	"Rule 16b-3" shall mean Rule 16b-3 as promulgated by the
Commission
under the Exchange Act, or any successor rule or regulation thereto.
	(s)	"Shares" shall mean shares of common stock of the Company and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.
	(t)	"Stock Appreciation Right" shall mean any right granted under
Section
6(b) of the Plan.
	(u)	"Total Shareholder Return" shall mean the appreciation of the price of a share of common stock of the Company, plus the value of dividends paid
thereon assuming reinvestment in common stock of the Company.
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Section 3. Administration
	The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the
Committee as specified in the Plan shall be exercised by those members of the
Board of Directors of the Company who qualify as "non-employee directors"
under Rule 16b-3. Subject to the terms of the Plan and applicable law, the
Committee shall have full power and authority to: (i) designate Participants;
(ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards granted to Participants; (iv) determine the terms and conditions of any Award granted to a Participant; (v) determine whether, to what extent, and under what circumstances Awards granted to Participants may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended to the extent permitted in Section 7 of the Plan, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an
Award granted to Participants under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan (including, without limitation, any
Award Agreement); (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any
Participant, any holder or beneficiary of any Award, any shareholder, and any employee of the Company or of any Affiliate.
	The Committee shall solicit and consider the recommendations of the
Chief Executive Officer of the Company with regard to, among other things, the designation of Participants, the type of Awards to be granted under the Plan to such Participants and the number of Shares to be subject thereto, and the other terms and conditions of Awards granted to Participants, subject to the limitations of Rule 16b-3.
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Section 4. Shares Available for Award
	(a)	Shares Available. Subject to adjustment as provided in Section
4(b):
		(i)	Number of Shares Available. The total number of Shares with
respect to which Awards may be granted under the Plan shall be 1,745,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is canceled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such
Award and if such forfeiture, termination, expiration or cancellation occurs prior to the payment of dividends or the exercise by the holder of other indicia of ownership of the Shares to which the Award relates, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan; provided, however, that if an Award covering additional Shares is granted to a Participant in connection with such forfeiture, termination, expiration or cancellation, then the Shares subject to the forfeiture, termination, expiration or cancellation shall be counted against the total number of Shares with respect to which Awards may be granted under the Plan and the maximum number of Shares that may be the subject of
Awards granted to individual Participants under the Plan in an amount equal to the number of Shares to which such additional grant relates.
		(ii)	Limitation on Awards to Individual Participants. During any
one calendar year, no Participant shall be granted Awards Options for, or
Stock Appreciation Rights with respect to, more than 150,000 Shares or receive more than 10,000 Shares of Restricted Stock under the Plan.
		(iii)	Accounting for Awards. The number of Shares covered by an
Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan; provided, however, that if Options and Stock
Appreciation Rights are granted in tandem and the exercise of either an Option or Stock Appreciation Right results in an offsetting reduction in the number of Options or Stock Appreciation Rights subject to the Award, then the number of Shares to which such Award relates shall only be counted against the number of Shares available for granting Awards under the Plan to the extent of the aggregate number of Shares as to which such Award may be exercised
		(iv)	Sources of Shares Deliverable Under Awards. Any Shares
delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares
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	(b)	Adjustments. In the event that the Company shall pay a dividend on its common stock in Shares, effect a stock split, or effect a similar corporate transaction or event that affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the number of Shares subject to the Plan and which thereafter may be made the subject of Awards and the number of Shares subject to outstanding Awards under the Plan, and the exercise and grant prices thereof, shall be equitably adjusted by the Committee such that the number of Shares, as adjusted, shall bear the same relation to the total number of outstanding shares of common stock of the Company following the transaction or event as immediately prior to such transaction or event;
provided, however, that the number of Shares subject to any Award payable or denominated in Shares shall always be a whole number.

Section 5. Eligibility
	Any Key Salaried Employee, including any executive officer or employee who is also a director of the Company or of any Affiliate, who is not a member of the Committee shall be eligible to be designated a Participant.

Section 6. Awards
	(a)	Options. The Committee is hereby authorized to grant Options to
Participants with the terms and conditions as set forth below and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine; provided, however, that no Option shall be granted, directly or indirectly, in connection with the forfeiture, termination, cancellation or expiration of an Option previously granted under the Plan prior to its normal expiration date if such forfeited, terminated, canceled or expired Option has an exercise price higher than the Option proposed to be granted.
		(i)	Exercise Price. The exercise price per share under an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; and provided further, that such exercise price shall not be adjusted following the date of grant of such Option except as provided in Section 4(b) hereof.
		(ii)	Option Term. The term of each Option shall be fixed by the
Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.
		(iii)	Exercisability and Method of Exercise. An Option shall
become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee. The
Committee also shall determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other securities, other
Awards, or other property, or any combination thereof, having a Fair Market value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect to any Option may be made or deemed to have been mad
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		(iv)	Incentive Stock Options. The terms of any Incentive Stock
Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.
	(b)	Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the
Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right as specified by the
Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation right. Subject to the terms of the
Plan, the grant price, term, methods of exercise, methods of settlement
(including whether the Participant will be paid in cash or Shares, or a combination thereof), and any other terms and conditions of any Stock
Appreciation Right shall be as determined by the Committee; provided, however, that the grant price of a Stock Appreciation Right may not be adjusted following the date of grant of such Stock Appreciation Right except as provided in Section 4(b) hereof. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including, without limitation, restricting the time of exercise of the Stock Appreciation Right to specified periods as may be necessary to satisfy the requirements of Rule 16b-3.
	(c)	Restricted Stock Awards
		(i)	Issuance. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants.
		(ii)	Restrictions. Shares of Restricted Stock granted to
Participants shall be subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
		(iii)	Performance Criteria. The restrictions applicable to
participants shall be based on the criteria of attaining a compounded annual percentage rate of Total Shareholder Return as determined by the Committee.
		(iv)	Registration. Any Restricted Stock granted under the Plan to a Participant may be evidenced in such manner as the Committee may deem appropriate. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
		(v)	Payment of Restricted Stock. At the end of the applicable
restriction period relating to Restricted Stock granted to a Participant, one or more stock certificates for the appropriate number of Shares, free of restrictions, shall be delivered to the Participant, or, if the Participant received stock certificates representing the Restricted Stock at the time of grant, the legends placed on such certificates shall be remove.
		(vi)	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment of a Participant (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company
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	(d)	General.
		(i)	No Consideration for Awards. Awards shall be granted to
Participants for no cash consideration unless otherwise determined by the
Committee.
		(ii)	Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement in such form (consistent with the terms of the
Plan) as shall have been approved by the Committee.
		(iii)	Awards May Be Granted Separately or Together. Awards to
Participants under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other
Awards or awards.
		(iv)	Limits on Transfer of Awards. No Award (other than Released
Securities), and no right under any such Award, shall be assignable, alienable, salable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of
Restricted Securities, to the Company); provided, however, that a Participant at the discretion of the Committee may be entitled, in the manner established by the Committee, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any
Award upon the death of the Participant. Each Award, and each right under any
Award, shall be exercisable, during the lifetime of the Participant, only by such individual or, if permissible under applicable law, by such individual's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any
Affiliate.
		(v)	Term of Awards. Except as otherwise provided in the Plan,
the term of each Award shall be for such period as may be determined by the
Committee.
		(vi)	Rule 16b-3 Six-Month Limitations. To be extent required in
order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan may not be sold for at least six months after acquisition, except in the case of death or disability, and any derivative security issued pursuant to the Plan shall not be exercisable for at least six months, except in case of death or disability of the holder thereof. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3
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		(vii)	Share Certificates; Representation by Participants. In
addition to the restrictions imposed pursuant to Section 6(c) hereof, all certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Commission, any stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participant or other Person who acquires Shares under the Plan by means of an Award originally made to a Participant to represent to the Company in writing that such Participant or other Person is acquiring the Shares without a view to the distribution thereof.

Section 7. Amendment and Termination; Waiver of Conditions
	(a)	Amendments to the Plan. The Board of Directors of the Company may
amend, alter, suspend, discontinue, or terminate the Plan at any time;
provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in this Section 7) adversely affect any Award granted and then outstanding under the Plan without the consent of the Participant; provided further that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no amendment, alterations, suspension, discontinuation, or termination of the Plan shall be made that would:
		(i)	increase the total number of Shares available for Awards
under the Plan or the maximum number of Shares with respect to which Awards may be made to individual Participants, except as provided in Section 4(b)
hereof;
		(ii)	modify the performance criteria pursuant to which Restricted
Stock vests;
		(iii)	materially increase the benefits accruing to Participants
under the Plan; or
		(iv)	Materially modify the requirements as to eligibility for
participation in the Plan.
	(b)	Adjustments of Awards Upon Certain Acquisitions. In the event the
Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards granted to Participants as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan to Participants as so adjusted.
	(C)	Correction of Defects, Omissions, and Inconsistencies. The
Committee
may correct any defect, supply any omission, or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it shall deem necessary or desirable to carry the Plan into effec
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Section 8. General Provisions
	(a)	No Rights to Awards. No Key Salaried Employee, Participant or
other
Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Salaried Employees,
Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each
Participant.
	(b)	Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards to
Participants under the Plan may be settled with Shares (other than Restricted
Securities), including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.
	(c)	No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.
	(d)	Rights and Status of Recipients of Awards. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate
may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan. Except for rights accorded under the
Plan and under any applicable Award Agreement, Participants shall have no rights as holders of Shares as a result of the granting of Awards hereunder.
	(e)	Unfunded Status of the Plan. Unless otherwise determined by the
Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other
Person. To the extent any Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.
	(f)	Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Wisconsin and applicable federal law
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	(g)	Severability. If any provision of the Plan or any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan, any such Award Agreement and any such Award shall remain in full force and effect.
	(h)	No Fractional Shares. No fraction Shares or other securities shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine (except as otherwise provided in the Plan)
whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or other securities or any rights thereto shall be canceled, terminated, or otherwise eliminated.
	(i)	Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 9. Effective Date of the Plan
	The Plan shall be effective as of March 1, 1994, subject, however, to the approval of the plan by the shareholders of the Company at the next annual meeting of shareholders, or any adjournment thereof, within twelve months following the date of adoption of the Plan by the Board of Directors of the Company.

Section 10. Term of the Plan
	No Award shall be granted under the Plan after March 1, 2004. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such award, or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date